FORM 8-K

Items 1-2 Not Applicable.

Item 3.   Bankruptcy or Receivership

         On February 2, 2000. Integrated Health Services, Inc. (the "Company") announced that it and several of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court") (Case Nos. 00-00389 through 00-00825 inclusive). The Debtors' cases have been consolidated for the purpose of joint administration and have been assigned to Judge Mary F. Walrath. At hearings held on February 2, the Court entered first day orders granting authority to the Company and its subsidiaries to pay pre-petition and post-petition employee wages, salaries, benefits and other employee obligations. The court also approved orders granting authority, among other things, to pay pre-petition claims of certain critical vendors and patient obligations. Until approval of its plan of reorganization, the company intends to pay post-petition claims of other vendors and providers in the ordinary course of business.

         The court also approved, on an interim basis, the Company's $300 million debtor-in-possession financing (the "DIP Financing") with Citibank, N.A.. The final hearing on the DIP Financing is scheduled for February 25, 2000. The DIP Financing and the existing cash flows will be used to fund the Company's ongoing operations during the restructuring.

         Copies of the press releases issued by the Company are included as exhibits to the filing and are incorporated herein by reference.

Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commissions. Such factors may include, without limitation, the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's Chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 4-6. Not Applicable

Item 7.   Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

          Not Applicable.

      (b) Pro forma financial information.

          Not Applicable.

      (c) Exhibits.

      Exhibit 99.1 Press Release dated February 2, 2000.
      Exhibit 99.2 Press Release dated February 3, 2000.

Item 8-9. Not Applicable.

                                   SIGNATURES

         Pursuant to the requires of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereuto duly authorized.

                                                INTEGRATED HEALTH SERVICES, INC.


Dated: February 3, 2000                         By: /s/ C. Taylor Pickett
                                                    ---------------------
                                                    C. Taylor Pickett
                                                    Executive Vice President and
                                                    Chief Financial Officer